UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  August 23, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 22-3802649
         Bermuda                    001-31305                   (IRS Employer
 (State of Incorporation)     (Commission File Number)       Identification No.)


                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements:

          None.

     (b)  Pro Forma Financial Information:

          None.

     (c)  Exhibits:

          The following exhibit is furnished as part of this Report to the extent described in Item 9.

          99.1 Press Release dated August 23, 2002.

Item 9.   REGULATION FD DISCLOSURE

          On August 23, 2002, Foster Wheeler Ltd. issued a press release announcing that James E. Schessler, member of the board of directors and senior vice-president, human resources and administration, has left the company to pursue other interests. The press release, attached hereto as Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOSTER WHEELER LTD.


DATE:  August 23, 2002                By:/s/ Raymond J. Milchovich
                                         ---------------------------------------
                                         Raymond J. Milchovich
                                         Chairman, President and
                                         Chief Executive Officer